Prepayments and other current assets, net (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Prepayments and other current assets, net
Input value-added tax to be deducted	¥ 283,401		¥ 241,682
Interest receivable	154,392		198,531
Prepayments to vendors and content providers	63,437		94,980
Others	22,660		21,307
Less: credit loss provision	(216)		(65)
Total	¥ 523,674	$ 71,743	¥ 556,435